                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Anthony J. F. O'Reilly, David R. Williams and Lawrence J. McCabe, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign H. J. Heinz Company's Annual Report on Form 10-K for the fiscal year ended May 1, 1996, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney has been signed below as of the 10th day of July, 1996 by the following persons in the capacities indicated.

     Signature                                 Title
     ---------                                 -----


/s/ Anthony J. F. O'Reilly             Chairman of the Board and Chief
- ----------------------------------     Executive Officer and Director
Anthony J. F. O'Reilly                 (Principal Executive Officer)

/s/ David R. Williams                  Executive Vice President - Finance
- -----------------------------------    and Chief Financial Officer and
David R. Williams                      Director (Principal Financial
                                       Officer)

/s/ Lawrence J. McCabe                         Senior Vice President -
- -----------------------------------            General Counsel and Director
Lawrence J. McCabe


/s/ William P. Snyder III                      Director
- -----------------------------------
 William P. Snyder III


/s/ Joseph J. Bogdanovich                      Director
- -----------------------------------
Joseph J. Bogdanovich


/s/ Herman J. Schmidt                          Director
- -----------------------------------
Herman J. Schmidt


/s/ Albert Lippert                             Director
- -----------------------------------
Albert Lippert


/s/ Eleanor B. Sheldon                         Director
- -----------------------------------
Eleanor B. Sheldon


/s/ Richard M. Cyert                           Director
- -----------------------------------
Richard M. Cyert


/s/ Samuel C. Johnson                          Director
- -----------------------------------
Samuel C. Johnson


/s/ David W. Sculley                           Director
- -----------------------------------
David W. Sculley

/s/ Donald R. Keough                           Director
- -----------------------------------
Donald R. Keough


/s/ S. Donald Wiley                            Director
- -----------------------------------
S. Donald Wiley


/s/ Luigi Ribolla                              Director
- -----------------------------------
Luigi Ribolla


/s/ Nicholas F. Brady                          Director
- -----------------------------------
Nicholas F. Brady


/s/ William R. Johnson                         Director
- -----------------------------------
William R. Johnson


/s/ William C. Springer                        Director
- -----------------------------------
William C. Springer


/s/ Edith E. Holiday                           Director
- -----------------------------------
Edith E. Holiday


/s/ Thomas S. Foley                            Director
- -----------------------------------
Thomas S. Foley